UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2015

TRANSOCEAN PARTNERS LLC
(Exact name of registrant as specified in its charter)

Republic of the Marshall Islands	001-36584	66-0818288
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Deepwater House Kingswells Causeway Prime Four Business Park Aberdeen Scotland United Kingdom	AB15 8PU
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: +44 1224 945 100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure
We issue a report entitled “Transocean Partners LLC Fleet Status Report,” which provides the current status and contract information for the Company’s three ultra-deepwater floaters. A summary dated April 16, 2015 is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. You may subscribe to the free Transocean Partners LLC Financial Report Alert which will alert you to new Transocean Partners LLC fleet updates. This service will send you an automated email which will provide a link directly to the web page containing the fleet updates. You may subscribe to this service at the “Investor Relations/Email Alerts” section of the website by selecting “Receive E-mail” and providing your email address. Our website may be found at http://www.transoceanpartners.com.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

The exhibit to this report furnished pursuant to item 7.01 is as follows:

Exhibit No.	Description

99.1	Transocean Partners LLC Fleet Status Report

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN PARTNERS LLC

Date: April 16, 2015	By	/s/ Raoul F. Dias
Raoul F. Dias
Authorized Person

Index to Exhibits

Exhibit
Number        Description

99.1        Transocean Partners LLC Fleet Status Report